UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2024

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Invesco Commercial Real Estate Finance Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56564	92-1080856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-8400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.
December 2024 Distributions
On December 30, 2024, Invesco Commercial Real Estate Finance Trust, Inc. (the “Company”) declared distributions for each class of its common stock in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class S Common Stock	$0.1600	$0.0001	$0.1599
Class S-1 Common Stock	$0.1600	$0.0181	$0.1419
Class D Common Stock	$0.1600	$—	$0.1600
Class I Common Stock	$0.1600	$—	$0.1600
Class E Common Stock	$0.1600	$—	$0.1600
Class F Common Stock	$0.1600	$—	$0.1600
The net distribution for each class of common stock is payable to stockholders of record immediately following the close of business on December 31, 2024 and will be paid on or about January 16, 2025. These distributions will be paid in cash or reinvested in shares of the Company's common stock for stockholders participating in the Company's distribution reinvestment plan.
Broker-dealer Stockholder Servicing Fee Cap
The Company previously disclosed that the Company’s board of directors had approved for one participating broker-dealer that the Company will cease paying the stockholder servicing fees, and Class S Shares held in a stockholder’s account will automatically convert to a number of Class I Shares with an equivalent NAV, once total upfront selling commissions and stockholder servicing fees paid with respect to the Class S Shares held by such stockholder within such account equal 6% of the gross proceeds from the sale of such Shares (including the gross proceeds of any Class S Shares issued under the distribution reinvestment plan). The Company’s board of directors has approved a revised amount for such broker-dealer from 6% to 7.75%. As a result, for that participating broker-dealer, the Company will cease paying the stockholder servicing fees, and Class S Shares held in a stockholder’s account will automatically convert to a number of Class I Shares with an equivalent NAV, once total upfront selling commissions and stockholder servicing fees paid with respect to the Class S Shares held by such stockholder within such account equal 7.75% of the gross proceeds from the sale of such Shares (including the gross proceeds of any Class S Shares issued under the distribution reinvestment plan).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Commercial Real Estate Finance Trust, Inc.

By:	/s/ Courtney Popelka
Courtney Popelka
Chief Financial Officer

Date: December 30, 2024